EXHIBIT 10.1
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of October 15, 2025 (the “Third Amendment Effective Date”), and is between Hawkins, Inc., a Minnesota corporation (the “Borrower”), the Lenders party hereto, U.S. Bank National Association, a national banking association, as LC Issuer, Swing Line Lender and as Administrative Agent (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of March 31, 2022 as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 30, 2024 (the “First Amendment”), that certain Joinder, Consent and Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”) and by this Amendment (as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

B. The parties hereto desire to amend and modify the Credit Agreement in accordance with the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1.Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

SECTION 2.Amendments. Subject to the satisfaction of the conditions precedent set forth herein, the Credit Agreement is hereby amended as set forth herein, effective as of the First Amendment Effective Date.

Section 2.1 - Section 1.1 of the Credit Agreement is hereby amended by the addition or modification of the following defined terms:

“Qualified Receivables Transaction” means any transaction or series of transactions entered into by the Borrower or any Subsidiary pursuant to which the Borrower or any Subsidiary may sell, convey or otherwise transfer any accounts or notes receivable and rights related thereto and with respect to which (a) all of the terms and conditions of such transaction or series of transactions with respect to the Property transferred are acceptable to the Administrative Agent in its reasonable discretion, (b) no portion of the Indebtedness or other obligations (contingent or otherwise) incurred by the Borrower or Subsidiary in connection therewith (i) is guaranteed (contingently or otherwise) by the Borrower or any other Subsidiary, other than any guarantee of obligations (other than of principal of, or interest on, Indebtedness) that may be deemed to exist solely by virtue of Standard Nonrecourse Financing Undertakings, (ii) is recourse (contingently or otherwise) to the Borrower or any other Subsidiary, other than by virtue of Standard Nonrecourse Financing Undertakings or (iii) is secured (contingently or otherwise) by any Lien on assets of the Borrower or any other Subsidiary (other than Liens permitted by Section 6.22(h)), (c) no portion of the Indebtedness or other obligations (contingent or otherwise) incurred by the Borrower or any Subsidiary in connection therewith is other than pursuant to Standard Nonrecourse Financing Undertakings and (d) the Receivables Transaction Attributed Indebtedness does not exceed $75,000,000.

“Standard Nonrecourse Financing Undertakings” means representations, warranties, covenants and indemnities made by the Borrower or a Subsidiary in connection with Qualified Receivables Transactions permitted by this Agreement, which representations, warranties, covenants and indemnities are customarily included in such financings involving companies comparable to the Borrower.

Section 2.2 - Section 6.17(o) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(o) Receivables Transaction Attributed Indebtedness not to exceed $75,000,000; and

SECTION 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon the satisfaction or waiver of the following conditions:

Section 3.1 - This Amendment shall have been duly executed by the Borrower and the Lenders constituting Required Lenders.

Section 3.2 - Delivery by the Borrower of a certificate of the Secretary of the Borrower certifying (i) as to the resolutions (which may be existing resolutions) of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, (ii) as to the Articles of Incorporation of the Borrower; (iii) as to the bylaws of the Borrower; and (iv) as to the identity, office and signatures of each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by such Person in connection with this Amendment (collectively, the “Amendment Documents”).

Section 3.3 - Delivery by the Borrower of original stock certificates issued by each of WaterSurplus, Inc. and Water Solutions Unlimited, Inc. together with stock powers or assignments separate from certificate in the form prescribed by the Administrative Agent and duly executed in blank.

SECTION 4. Post-Closing Covenant. Following the effectiveness of this Amendment, promptly upon receipt from the United States Patent and Trademark Office, Borrower shall provide evidence that the intellectual property of Surplus Management, Inc. was transferred to WaterSurplus, Inc.

SECTION 5. Representations, Warranties, Authority, No Adverse Claim.

Section 5.1 - Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement on such date which has not been waived by the Required Lenders.

Section 5.2 - Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Articles of Incorporation, Bylaws, or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Administrative Agent and the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Administrative Agent. The Borrower represents and warrants that the Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

Section 5.3 - No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Administrative Agent or the Lenders with respect to the Borrower’s obligations under the Loan Documents as amended by this Amendment.

SECTION 6. Affirmation of Credit Agreement, Further References. The Borrower acknowledges and affirms that the Credit Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement and the other Loan Documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement and the other Loan Documents are hereby ratified and affirmed in all respects by the Borrower. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.

SECTION 7. Successors. The Amendment Documents shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns.

SECTION 8. Legal Expenses. The Borrower agrees to reimburse the Administrative Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Administrative Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

SECTION 9. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

SECTION 10. Governing Law. THE AMENDMENT DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF (OTHER THAN THE PROVISIONS OF SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

SECTION 11. Acknowledgement and Release. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE ADMINISTRATIVE AGENT OR ANY LENDER FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE

ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY OF THEIR SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:

HAWKINS, INC.

By: /s/ Jeffrey P. Oldenkamp
Name: Jeffrey P. Oldenkamp
Title: Executive Vice President and Chief
Financial Officer
[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as
Administrative Agent

By: /s/ Christopher Taddei
Name: Christopher Taddei
Title: Vice President
[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender, an LC Issuer, Joint Lead Arranger, Joint Bookrunner and Documentation Agent

By: /s/ Mike Myers
Name: Mike Myers
Title: Authorized Signer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Megan Pridmore
Name: Megan Pridmore
Title: Executive Director
[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

ASSOCIATED BANK, N.A.
as a Lender

By: /s/ Brett Neuleib
Name: Brett Neuleib
Title: Senior Vice President | Corporate Banking - Minnesota

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]